Exhibit 99.2
IN THE UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

SECURITIES AND EXCHANGE COMMISSION,	§
§
Plaintiff,	§	Civil Action No.:
§
vs.	§
	§	COMPLAINT
WILLBROS GROUP, INC.,	§
JASON STEPH,	§
GERALD JANSEN,	§
LLOYD BIGGERS,	§
CARLOS GALVEZ,	§
§
Defendants.	§
COMPLAINT
     The United States Securities and Exchange Commission (“Commission”) files this suit against Defendants Willbros Group, Inc. (“Willbros Group”), Jason Steph (“Steph”), Gerald Jansen (“Jansen”), Lloyd Biggers (“Biggers”) and Carlos Galvez (“Galvez”) and would respectfully show the Court as follows:
SUMMARY
     1. This action arises from multiple violations of the Foreign Corrupt Practices Act (“FCPA”) and the antifraud, books and records and internal control provisions of the federal securities laws by Willbros Group and certain of its former employees.
     2. From at least 2003 through early 2005, Willbros Group, through acts taken by various employees and officers of certain of its affiliates, violated the FCPA by authorizing bribery schemes to make corrupt payments to foreign officials in Nigeria to assist in obtaining
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and retaining business for Willbros Group and its subsidiaries. These employees and officers have since resigned or were terminated as employees and include the former President of the company’s subsidiary Willbros International (“Former President of Willbros International”) and Jason Steph, a former general manager of one of the company’s Nigerian subsidiaries. In Nigeria, the scheme entailed authorizing the payment of over $6 million in bribes to various officials to obtain at least two significant contracts. From these two contracts, Willbros Group realized approximately $8.9 million in net profits.
     3. Similarly, in Ecuador, the Former President of Willbros International orchestrated, in violation of the FCPA, a promise to pay $300,000 in bribes to officials of PetroEcuador, an oil and gas company wholly-owned by the government of Ecuador, and its subsidiary, PetroComercial. The bribes were made to influence the awarding of a contract that ultimately generated total revenues exceeding $3 million.
     4. In addition, certain former employees of Willbros’ subsidiaries employed a long-running fraudulent scheme to use the company’s petty cash accounts in Nigeria to make a variety of corrupt payments to Nigerian tax and court officials. Through this scheme, the employees and officers caused Willbros Group to violate the FCPA, and the books and records and internal control provisions of the Securities Exchange Act of 1934 (“Exchange Act”). In turn, Steph and Jansen aided and abetted violations of the FCPA and the books and records and internal controls provisions of the Exchange Act. Biggers, through his part in the scheme, aided and abetted violations of the FCPA and the books and records provisions of the Exchange Act.
     5. Separately, Willbros Group, through certain of its former employees, including the Former President of Willbros International and Galvez, engaged in a fraudulent scheme to minimize the tax obligations of its subsidiary operating in Bolivia. This scheme involved the
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acquisition and use of falsified invoices that allowed the company to claim inflated offsets to its “value-added taxes” (“VAT”) obligation. This scheme resulted in material misstatements in the financial statements Willbros Group included within certain Commission filings. As a result of these material misrepresentations, Willbros Group violated Section 17(a) of the Securities Act of 1933 (“Securities Act”) and Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, along with the books and records, internal controls and reporting provisions of the Exchange Act. Galvez, through his contributions to the scheme, illegally falsified books and records and aided and abetted Willbros Group’s violations of Section 10(b) of the Exchange Act and the books and records, internal controls and reporting provisions of the Exchange Act.
     6. The Commission, in the interest of protecting the public from any further illegal activity, brings this action against the Defendants seeking permanent injunctive relief to prevent future violations of the federal securities laws and, with regard to Defendants Steph, Jansen and Galvez, civil monetary penalties.
JURISDICTION AND VENUE
     7. This court has jurisdiction over this action pursuant to Exchange Act Sections 21(d)(3) and 27 [15 U.S.C. §§ 78u(d)(3) and 78aa]. Defendants, directly and indirectly, made use of the mails and of the means and instrumentalities of with the acts, practices and courses of business described in this Complaint. Venue is proper because many of the transactions, acts, practices and courses of business described below occurred within the jurisdiction of the Southern District of Texas.
DEFENDANTS
     8. Willbros Group, Inc., an international oil and gas pipeline company, is a corporation organized under the laws of the Republic of Panama. Until 2000, it had its
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administrative headquarters in Tulsa, Oklahoma; in 2000, it moved its administrative headquarters to its current location, Houston, Texas. Willbros Group, which became a public company in 1996, has a class of securities registered under Section 12(b) of the Exchange Act and its shares are traded on the New York Stock Exchange and is therefore an “issuer” as that term is used in the FCPA (15 U.S.C. Section 78dd-l(a)).
     9. Jason Edward Steph is a citizen of the United States and a former employee of Willbros International, a wholly-owned subsidiary of Willbros Group. Steph was employed by Willbros International from approximately 1998 to April 2005, when he resigned. He served as the General Manager-Onshore in Nigeria for Willbros International from 2002 to April 2005.
     10. Gerald Jansen is a Canadian national who formerly worked for Willbros International in Nigeria from approximately 1993 to 1995 and again from 1998 through May 2005, when his employment was terminated. His most recent position with the company was Administrator and General Manager — Finance for Willbros International.
     11. Lloyd Biggers is a citizen of the United States who formerly worked for Willbros International. He was assigned to Nigeria from approximately 1995 through his termination as an employee in April 2005.
     12. Carlos Galvez is a citizen of the United States who formerly worked in an accounting and administrative supervisory role for Willbros International in connection with the company’s operations in Bolivia. His employment terminated in 2005.
FACTUAL BACKGROUND
Willbros and Its Operation in Nigeria, Ecuador, and Bolivia
     13. During the relevant time period, Willbros Group conducted its operations outside of North America through its wholly-owned subsidiary, Willbros International, Inc. Like Willbros Group, Willbros International is incorporated in Panama and maintained its administrative headquarters in Tulsa until 2000, when it moved to Houston.
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     14. Until it sold its Nigerian assets in February 2007, the company had conducted business in Nigeria for over 40 years — primarily through three affiliates: Willbros West Africa, Inc., a wholly-owned subsidiary of Willbros International; Willbros Nigeria, Ltd., a majority-owned subsidiary of Willbros West Africa; and Willbros Offshore Nigeria, Inc., a majority-owned subsidiary of Willbros West Africa. Before the sale of Nigerian assets in 2007, the company’s operations in Nigeria frequently represented a sizable percentage of the company’s global revenues. In 2004, for example, the Nigerian operations produced roughly 25% of the company’s global revenue.
     15. During the relevant time period, Willbros Group conducted business in Ecuador through a subsidiary of Willbros International, known as Willbros Servicios Obras y Sistemas S.A. (“Willbros Ecuador”). In 2004, the company, through Willbros Ecuador, undertook a project called the Proyecto Santo Domingo. The client on this project was PetroComercial, a subsidiary of PetroEcuador. PetroEcuador is Ecuador’s state-owned oil and gas company.
     16. During the relevant time period, Willbros Group conducted business in Bolivia through a subsidiary of Willbros International, known as Willbros Transandina. In late 2001, the company, through Willbros Transandina’s participation in a joint venture, obtained a 59 million dollar contract with a foreign consortium to construct a pipeline in Bolivia (the “Yacuiba-Rio Grande project”). Work on this project commenced in 2002 and was substantially complete by 2003. Contract resolution and settlement of contract variations were not finalized until 2004.
Bribery Scheme in Nigeria
     17. Beginning in at least 2003, Willbros Group, acting through the Former President of Willbros International, Steph and others, designed and implemented schemes to help Willbros Group and its affiliates obtain at least two significant contracts in Nigeria: an onshore project
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known as the the Eastern Gas Gathering Systems project (“EGGS” project) and a separate offshore contract (“the Nigerian Offshore Contract”). These projects were to be completed on behalf of two different joint ventures. Each joint venture was majority-owned by Nigerian National Petroleum Corporation (“NNPC”), an arm of the Nigerian government, and each had an operator that was a subsidiary of a major multi-national oil company.
     18. The EGGS and Nigerian Offshore Contract projects generated cumulative revenue to Willbros Group of approximately 487 million dollars and net profits of approximately $8,910,000.
     19. To pursue certain projects in Nigeria, Willbros West Africa formed a joint venture consortium with a Nigerian subsidiary of a German engineering and construction company (“the Willbros Nigeria Consortium”). In December 2003, the Willbros Nigeria Consortium submitted a commercial proposal seeking to be awarded some or all of the EGGS project, a natural gas pipeline system. The project contemplated two primary phases, referred to as EGGS Phase 1 and EGGS Phase 2. EGGS Phase 1 involved engineering, procurement and construction (“EPC”) of a pipeline and included an optional scope of work for the application of a coating to the pipeline (“EGGS Coating”). EGGS Phase 2 was another optional scope of work within the EGGS Phase 1 proposal involving the construction of a second pipeline.
     20. The commercial proposal was submitted to the operator of a joint venture that is controlled by NNPC, an arm of the Nigerian government, and its subsidiary, the National Petroleum Investment Management Services (“NAPIMS”). In this complaint, the joint venture client related to the EGGS project will be referred to as the “Nigeria Joint Venture;” the operator of Nigerian Joint Venture will be referred to as “Joint Venture Operator;” and the employees,
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agents, and officials of the Joint Venture Operator, the Nigerian Joint Venture, NNPC, and NAPIMS will be referred to collectively as “Nigerian officials.”
     21. In July 2004, after approval by NNPC and NAPIMS, the Willbros Nigeria Consortium and the Joint Venture Operator (acting on behalf of the Nigeria Joint Venture) executed the EGGS Phase 1 contract. The contract included the consortium’s offer to perform the EGGS Coating and EGGS Phase 2 optional scopes of work. In August 2004, again after approval from NAPIMS and NNPC, the Nigeria Joint Venture awarded the EGGS Coating work to the Willbros Nigeria Consortium. The Willbros Nigeria Consortium, ultimately, did not obtain the EGGS Phase 2 optional scope of work, despite efforts in late 2004 and early 2005 to procure it.
     22. In roughly late 2003, prior to and during the EGGS project bidding process, the Former President of Willbros International and Steph, acting on behalf of Willbros Group, plotted with certain employees of Willbros West Africa’s joint venture partner in the Willbros Nigerian Consortium, to make more than $6 million in payments to Nigerian officials, a Nigerian political party and an official in the executive branch of Nigeria’s federal government. These payments were intended to help the Willbros Nigeria Consortium obtain some or all of the
EGGS business.
     23. To implement this scheme, the former President of Willbros International caused Willbros West Africa to enter into sham “consultancy agreements” with an outside consultant in Nigeria (“Consultant #1), whose company invoiced Willbros West Africa for purported “consulting” services. The “consultancy agreements” called for the payment, in exchange for purportedly legitimate consulting services, of 3% of the contract revenue for certain projects, including the EGGS project. The invoices were submitted by Jansen and others to the
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company’s administrative office in Houston for payment by wire transfer to a foreign bank, as directed by the invoices.
     24. The wired money was purportedly for the legitimate consulting services provided to Willbros affiliates, but, in fact, some or all of that money was intended for corrupt payments. Steph and Willbros Group, through the conduct of the Former President of Willbros International, Steph and others, knew that Consultant #1, and others working with him, were engaged, on behalf of the consortium, in corrupt negotiations with Nigerian officials who had influence over the EGGS business. They further knew that that Consultant #1, and others working with him, were using and intended to use some or all of the funds paid, out of a Willbros Group bank account in Houston, to Consultant #1 to make corrupt payments to Nigerian officials to cause those officials to award the EGGS project and its optional scopes of work to the Willbros Nigeria Consortium.
     25. The money disbursed to the Consultant #1 was improperly recorded in Willbros Group’s books and records as legitimate consulting expenses or other business expenses. Through this scheme, a portion of these so-called “commitments” had been paid by late 2004. Additional “commitments” of millions of dollars remained to be paid later. These payments would be funded as the consortium received future EGGS contract revenue, with 3% of that revenue going to Consultant #1 or those working with him and with subsequent transfer of some or all of that money to the Nigerian officials.
     26. In January 2005, Willbros Group announced that the Former President of Willbros International had resigned and that the company’s audit committee had commenced an internal investigation into allegations of tax improprieties concerning Willbros Transandina, a
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subsidiary operating in Bolivia under the management of the Former President of Willbros International. The internal investigation expanded in scope to include activities in Nigeria.
     27. As a result of the company’s internal investigation, the “consulting” agreements with Consultant #l’s companies were terminated and further payments to Consultant #1 ceased. During this time, Steph and other Willbros personnel in Nigeria, including former Willbros employee J.B. Brown (“Brown”), learned of demands from Nigerian officials for continued payment of the “commitments” related to the EGGS project. As a result, they became concerned that failure to pay the “commitments” would result in, among other consequences, interference with Willbros International’s business operations and the potential loss of the EGGS Phase 2 contract (which had not yet been awarded).
     28. In or around February 2005, Brown and Steph, in concert with employees of their joint venture partner, met with a Nigerian consultant (“Consultant #2”) and determined to resume the payments. At that meeting, Brown and Steph agreed to pay $1,850,000 toward the outstanding “commitments.” Because they could no longer generate money by submitting invoices from Consultant #l’s companies, Steph and others engaged in the scheme sought alternative sources. They agreed on several potential funding sources: (1) a loan from principals of a Nigerian oil and gas company (“Company 1”) to one of Willbros’s Nigerian subsidiaries; (2) a loan from the company’s Willbros Nigeria Consortium partner to one of Willbros’s Nigerian subsidiaries; and (3) petty cash from a local account maintained by one of Willbros’s Nigerian subsidiaries.
     29. Shortly thereafter, Brown, on behalf of Willbros West Africa, agreed to borrow, pursuant to a written loan agreement, $1 million from the company’s partner in the Willbros Nigeria Consortium. He then “loaned” the money to Consultant #2, for delivery to Nigerian
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officials. Steph participated in the plan to fund the “commitments” and knew of Brown’s actions.
     30. To further help procure the $1,850,000, Steph borrowed, in Nigerian currency, the equivalent of roughly $500,000 from another individual, working through a Nigerian oil and gas company. He then delivered that money to Consultant #2 to be transferred to Nigerian officials.
     31. In February or March 2005, Steph directed that the equivalent of approximately $350,000 be procured from a Willbros cash account in Nigeria; Steph requested this money to transfer it to Consultant #2 for delivery to Nigerian officials. This money was accumulated using fictitious invoices to falsely inflate weekly funding requests transmitted to Willbros Group’s Houston administrative headquarters. Once he obtained the $350,000, Steph transferred it to Consultant #2 for delivery to the Nigerian officials.
     32. In or around August 2004, Willbros West Africa executed contracts for an offshore Nigerian project that involved offshore pipeline work in Nigeria and which the company expected to generate substantial revenue.
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     33. As with the scheme associated with the EGGS project described above, Willbros Group, again through the conduct of the Former President of Willbros International and others, agreed to make improper payments in excess of $5 million to, among others, officials of NNPC, NAPIMS, a senior official in the executive branch of the Nigerian federal government, and a Nigerian political party to assist in obtaining the offshore Nigeria contract business. At least some of these payments had been made by the end of October 2004.
     34. Further, from at least the early 1990’s through 2005, employees of Willbros Group or its affiliates in Nigeria abused petty cash accounts to, among other things, make repeated bribes to Nigerian tax and court officials.
     35. For example, Willbros Group’s affiliates, in order to maintain operations in Nigeria, must pay taxes administered by various Nigerian states, including a Pay-As-You-Earn (“PAYE”) tax, based on employee earnings, which Willbros deducts from its workers’ salaries. In order to reduce this tax obligation, employees of Willbros affiliates bribed auditors responsible for determining the amount of tax owed.
     36. During this same time period, Willbros International employees in Nigeria paid clerks and other officials within the Nigerian judicial system in exchange for favorable treatment in pending cases. These payments to court and tax officials were disguised within the company’s petty cash processes in Nigeria. Certain employees of Willbros Group’s subsidiaries requisitioned excess petty cash funds by submitting fictitious invoices from non-existent vendors. For example, Jansen and Biggers inflated the cash needed by obtaining fictitious invoices, typically for fuel, freight or catering expenses, from non-existent vendors. Jansen used these fictitious invoices to inflate the anticipated expenditures that he projected in weekly forecasts that he prepared or that were created under his direction. These artificially inflated
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reports were used to obtain cash (ultimately over $6 million) from the company’s offices in Houston. At least $300,000 of this money was used to make payments to Nigerian tax and court officials. The Former President of Willbros International knew of these schemes and approved them, either explicitly or implicitly.
     37. As part of this scheme, Jansen routinely approved for payment invoices he knew were false. He also knowingly submitted false cash requests and forecasts, knowing that those false reports would generate fund that would at least in part by used to bribe Nigerian court and tax officials. Biggers knowingly procured invoices he knew to be false and that he knew would be used to procure funds that would be used to bribe Nigerian court and tax officials. Finally, Steph knew about this conduct and approved it, both tacitly and on some occasions explicitly.
Bribery Scheme in Ecuador
     38. In late 2003, the Former President of Willbros International instructed an Ecuador-based, individual (“the Ecuador employee”) to pursue business prospects in Ecuador on behalf of Willbros Group and Willbros Ecuador. During this time period, Brown was helping supervise the company’s business in Ecuador. The Ecuador employee telephoned Brown and informed him that the company could obtain a $3 million contract to modify a pipeline running from Santo Domingo to El Beaterio, Ecuador (“the Santa Domingo Project”), if the company would agree to pay $300,000 (10% of the contract value) to certain officials of PetroEcuador, an oil-and-gas company wholly-owned by the government of Ecuador, and its subsidiary, PetroComercial (collectively, “PetroEcuador”). The scheme called for $150,000 to be paid up front, with the remaining $150,000 to be paid upon completion of the project. With approval from the Former President of Willbros International, Brown and the Ecuador employee agreed to
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make, on behalf of Willbros Group and its affiliates, the payments. In March 2004 the company announced that it had received a letter of intent for the Santo Domingo Project.
     39. Between the January and June 2004 time period, the Former President of Willbros International, on the company’s behalf, communicated by e-mail and telephone with Brown to arrange the transfer of $150,000 to employees of Willbros Ecuador so that they could deliver the money to PetroEcuador officials. One or more of these e-mail communications were sent from Brown in South America through Willbros Group’s server located in Houston, Texas.
     40. In June 2004, the Former President of Willbros International directed an outside consultant to wire $150,000 to the bank account of a second Willbros Ecuador employee, so that the money could be then be used to make the payments to the PetroEcuador officials. The Ecaudor employee confirmed to Brown that he had received and would deliver it to the PetroEcuador officials.
     41. While the Santo Domingo Project was underway, the PetroEcuador officials involved in the scheme were replaced. The former officials, however, insisted on receiving the second installment, while the newly installed officials also insisted on receiving payments. To resolve this problem, acting on the approval of the Former President of Willbros International, Brown attended a meeting at which the Ecuador employee met with both former and current officials. Brown attended this meeting to ensure that the PetroEcuador officials understood that the Ecuador employee had the full backing of the company. Ultimately, acting on authorization from Brown and the Former President of Willbros International, the Ecuador employee brokered a deal to pay the former officials an additional $90,000 and the new officials $165,000. In return for this agreement, Willbros would retain the Santo Domingo project and would be awarded a second project. The money for these payments was transferred to the private bank accounts of
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Willbros Ecuador employees and their family members. These disbursements were falsely recorded in the company’s books and records as “consulting” expenses, “platform expenses,” or as “prepaid expenses.”
     42. The company ultimately performed the Santa Domingo project, which generated revenues of roughly 3.4 million dollars. When the bribes pertaining to the second project were discovered in 2005, the company relinquished the project.
Fraudulent Tax Scheme in Bolivia
     43. Willbros conducted business in Bolivia through Willbros Transandina, S.A., a subsidiary of Willbros International. In late 2001, Willbros Transandina, as part of a joint venture, was awarded a contract to complete a pipeline in Bolivia. By at least 2002, the Former President of Willbros International began supervising this project.
     44. In Bolivia, Willbros Transandina was required to pay 13% of its receipts to taxing authorities in satisfaction of what is commonly referred to as a “value added tax” (“VAT”). Bolivian based companies then add the 13% VAT when they bill their Bolivian customers. If the VAT a company collects from its customers is greater than the VAT it pays to its vendors, the company must remit the difference to the taxing authority. In contrast, if a company pays more than it collects, it does not owe a payment. In short, if a company’s purchases (and therefore the VAT paid to its vendors) exceeds the VAT it collects from its own customers, a company can, in essence, “offset” its VAT payment obligations.
     45. Willbros Group, through the actions of others, including the Former President of Willbros International and a United States citizen serving as an outside consultant (the “outside consultant”), devised and implemented a scheme to minimize Willbros Transandina’s VAT obligation by using fabricated invoices to Bolivian vendors as “offsets.” This was accomplished
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by acquiring invoices that reflected fictitious transactions; these invoices were then used to support tax returns that fraudulently claimed unearned VAT tax offsets.
     46. In many cases, the outside consultant procured the fictitious invoices. Galvez, as the in-country accountant and administrator for Willbros Transandina, acting under the direction of the Former President of Willbros International, used the fictitious invoices to further the scheme by, among other things, preparing false returns and related records.
     47. As part of this scheme, the outside consultant submitted invoices for payment by Willbros Group for purported consulting services. Willbros Group, acting through the Former President of Willbros International, paid these invoices by wire transfer from Houston to foreign accounts designated on the invoices. Rather than funding consulting services, however, these funds were spent, at least in part, to procure the fictitious invoices and to otherwise support the fraudulent tax minimization strategy. In 2004 alone, Willbros Group paid more than $500,000 to the outside consultant.
     48. As a result of this scheme, the contract costs and the VAT liabilities to the Bolivian government for fiscal years 2002, 2003 and 2004 were materially understated; the scheme effectively inflated Willbros Group’s net income by approximately 6.4% in fiscal year 2003 and inflated earnings per share by approximately $.03 for both fiscal year 2003 and the first three quarters of 2004.
     49. In addition to VAT, the Bolivian government levies an income tax on foreign companies doing business in Bolivia through a 12.5% withholding tax (“Foreign Withholding Tax”). Willbros Group, primarily through conduct by the Former President of Willbros International, materially understated its Foreign Withholding Tax liabilities during fiscal years 2002, 2003, and 2004. Specifically, in 2002, the Former President of Willbros International
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directed accounting personnel to reduce the Foreign Withholding Tax liabilities in Willbros Group’s books and records for purported tax savings. In 2003 and 2004, again at the direction of the Former President of Willbros International, accounting personnel eliminated the Foreign Withholding Tax liabilities from Willbros Group’s books and records, by reducing the tax liability account to offset cash disbursements made to the outside consultant and others. In reality, there was no legitimate tax saving strategy. Instead the funds were merely used to benefit the purported outside consultant and others. These actions and the resulting false records caused the tax liability to be understated. As a result, for fiscal year 2003, these understatements caused Willbros Group’s net income to be inflated by approximately 6.4%.
     50. During 2003 and 2004, Willbros Group offered and sold securities pursuant to registration statements on Form S-8 and filed resale shelf registration statements on Form S-3. These registration statements incorporated by reference the company’s periodic filings that contained the material misrepresentations discussed in the paragraphs above.
CLAIMS
FIRST CLAIM
Violations of Exchange Act Section 30A
     51. Paragraphs 1 through 50 are realleged and incorporated by reference.
     53. As described above, Willbros Group and Defendant Steph, acting on behalf of Willbros Group and its subsidiaries, made use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value, to foreign officials for the purposes of influencing their acts or decisions, securing an improper advantage, or inducing them to use their influence, to assist Willbros Group in obtaining or retaining business.
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     53. In addition, Willbros Group was an issuer as that term is defined in Section 32A(g)(2) of the Exchange Act and Defendant Steph was a United States person as that term is defined in Section 32A(g)(2) of the Exchange Act, was an officer, director, employee or agent of Willbros Group acting on behalf of Willbros Group. Both Willbros Group and Steph corruptly committed acts outside the United States in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value, to foreign officials for the purposes of influencing their acts or decisions, securing an improper advantage, or inducing them to use their influence, to assist Willbros Group in obtaining or retaining business.
     54. By reason of the foregoing, Defendants Willbros Group and Steph violated, and unless restrained and enjoined will continue to violate, Section 30A of the Exchange Act [15 U.S.C. § 78dd-l].
SECOND CLAIM
Violations of Section 17(a) of the Securities Act
     55. Paragraphs 1 through 54 are realleged and incorporated by reference.
     56. Defendant Willbros Group, in the offer or sale of securities, have: (a) employed devices, schemes or artifices to defraud; (b) made untrue statements of material facts and omitted to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaged in acts, practices and courses of business which operate as a fraud or deceit upon purchasers, prospective purchasers, and other persons.
     57. Defendant Willbros Group engaged in the conduct described in this claim knowingly or with severe recklessness.
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     58. By reason of the foregoing, Defendant Willbros Group violated, and unless restrained and enjoined will continue to violate, Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)].
THIRD CLAIM
Violations Section 10(b) of the Exchange Act and Rule 10b-5 therunder
     59. Paragraphs 1 through 58 are realleged and incorporated by reference.
     60. Defendant Willbros Group, in connection with the purchase or sale of securities, have: (a) employed devices, schemes or artifices to defraud; (b) made untrue statements of material facts and omitted to state material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (c) engaged in acts, practices and courses of business which operate as a fraud or deceit upon purchasers, prospective purchasers, and other persons.
     61. Defendant Willbros Group engaged in the conduct described in this claim knowingly or with severe recklessness.
     62. By reason of the foregoing, Defendant Willbros Group violated, and unless enjoined and restrained will continue to violate, Section 10(b) of the Exchange Act. [15 U.S.C. § 78j(b)] and Rule 10b-5 [17 C.F.R. § 240.10b-5].
FOURTH CLAIM
Violations of Section 13(b)(5) of the Exchange Act and Rule 13b2-l thereunder
     63. Paragraphs 1 through 62 are realleged and incorporated by reference.
     64. As described above, Defendants Steph, Jansen, Biggers and Galvez knowingly circumvented Willbros Group’s internal accounting controls and, directly or indirectly, falsified or caused to be falsified books, records, or accounts of Willbros Group subject to Exchange Act Section 13(b)(2) [15 U.S.C. § 78m(b)(2)].
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     65. By reason of the foregoing, Defendants Steph, Jansen, Diggers and Galvez violated, and unless restrained and enjoined will continue to violate, Section 13(b)(5) of the Exchange Act and Rule 13b2-l thereunder [15 U.S.C. § 78m(b)(5) and 17 C.F.R. § 240.13b2-l].
FIFTH CLAIM
Violations of Section 13(a) of the Exchange Act
and Rules 12b-20,13a-l and 13a-13
     66. Paragraphs 1 through 65 are realleged and incorporated by reference.
     67. Section 13(a) of the Exchange Act, [15 U.S.C. §78m(a)], requires issuers such as Willbros Group to file periodic reports with the Commission containing such information as the Commission prescribes by rule. Exchange Act Rule 13a-l, [17 C.F.R. §240.13a-l], requires issuers to file annual reports and Exchange Act Rule 13a-13, [17 C.F.R. §240.13a-13], requires issuers to file quarterly reports. Under Exchange Act Rule 12b-20, [17 C.F.R. §240.12b-20], the reports must contain, in addition to disclosures expressly required by statute and rules, other information as is necessary to ensure that the statements made are not, under the circumstances, materially misleading.
     68. By reason of the foregoing, Willbros Group violated, and unless restrained and enjoined will continue to violate, Section 13(a) of the Exchange Act, [15 U.S.C. §78m(a)], and Rules 12b-20, 13a-l, 13a-13, [17 C.F.R. §§240.12b-20, 240.13a-l, 240.13a-13].
SIXTH CLAIM
Violations of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act
     69. Paragraphs 1 through 68 are realleged and incorporated by reference.
     70. Section 13(b)(2)(A), [15 U.S.C. §78m(b)(2)(A)], of the Exchange Act requires all issuers to make and keep books, records, and accounts that, in reasonable detail, accurately and fairly reflect their transactions and dispositions of their assets. Section 13(b)(2)(B) of the
SEC v. Willbros Group, Inc., et al.
COMPLAINT
Page-19

Exchange Act, [15 U.S.C. §78m(b)(2)(B)], requires issuers to devise and maintain an adequate system of internal accounting controls.
     71. By reason of the foregoing, Willbros Group violated, and unless restrained and enjoined will continue to violate, Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act, [15 U.S.C. §§78m(b)(2)(A) and 78m(b)(2)(B)].
SEVENTH CLAIM
Aiding and Abetting Violations of Section 30A of the Exchange Act
     72. Paragraphs 1 through 71 are realleged and incorporated by reference.
     73. As described above, Defendants Steph, Jansen and Biggers knowingly provided substantial efforts to others who, acting on behalf of Willbros Group and its subsidiaries, made use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value, to foreign officials for the purposes of influencing their acts or decisions, securing an improper advantage, or inducing them to use their influence, to assist Willbros Group in obtaining or retaining business.
     74. By reason of the foregoing, Defendants Steph, Jansen and Biggers aided and abetted, and unless restrained and enjoined will continue to aid and abet, violations of Section 30A of the Exchange Act [15 U.S.C. § 78dd-l].
EIGHTH CLAIM
Aiding and Abetting Violations of Sections 13(b)(2)(A) and (B) of the Exchange Act
     75. Paragraphs 1 through 74 are realleged and incorporated by reference.
     76. Willbros Group inaccurately recorded bribery payments and other cash expenditures as legitimate consulting fees and other business expenses in its consolidated books and records in violation of Exchange Act Sections 13(b)(2)(A) and 13(b)(2)(B) [15 U.S.C. §§
SEC v. Willbros Group, Inc., et al.
COMPLAINT
Page-20

78m(b)(2)(A) and 78m(b)(2)(B)]. Defendants Steph, Jansen, Galvez and Biggers knowingly provided substantial assistance to Willbros Group in its inaccurate recording of these payments in its books and records.
     77. By reason of the foregoing, Defendants Steph, Jansen and Galvez aided and abetted, and unless restrained and enjoined will continue to aid and abet, violations of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A) and 78m(b)(2)(B)] and Biggers aided and abetted, and unless restrained and enjoined will continue to aid and abet, violations of Section 13(b)(2)(A) [15 U.S.C. §§ 78m(b)(2)(A)].
RELIEF REQUESTED
     The Commission respectfully requests that this Court:
     (1) enter an order permanently enjoining:
     (a) Defendant Willbros Group, Inc. from violating Section 17(a) of the Securities Act [15 U.S.C. § 77q(a)], Sections 30A, 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78dd-l, 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 10b-5,
12b- 20, 13a-l and 13a-13 thereunder [17 C.F.R. §§ 240.10b-5, 240.12b-20, 240.13a-l, and 240.13a-13];
     (b) Defendant Jason Steph from violating Sections 30A and 13(b)(5) [15 U.S.C. §§ 78dd- 1 and 78m(b)(5)] of the Exchange Act and Rule 13b2-l thereunder [17 C.F.R. § 240.13b2-l] and from aiding and abetting violations of Sections 13(b)(2)(A), 13(b)(2)(B), and 30A of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A), 78m(b)(2)(B), and 78dd-l];
     (c) Defendant Galvez from violating Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] and Rule 13b2-l [17 C.F.R. § 240.13b2-l] thereunder and from aiding and abetting violations of Section 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C.
SEC v. Willbros Group, Inc., et al.
COMPLAINT
Page-21

§§ 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 10b-5, 12b-20, 13a-l and 13a-13 [17 C.F.R. §§ 240.10b-5, 240.12b-20, 240.13a-l, and 240.13a-13] thereunder;
     (d) Defendant Jansen from violating Section 13(b)(5) of the Exchange Act [15 U.S.C. §§ 78dd-l and 78m(b)(5)] and Rule 13b2-l thereunder [17 C.F.R. § 240.13b2-l] and from aiding and abetting violations of Sections 13(b)(2)(A), 13(b)(2)(B), and 30A of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A), 78m(b)(2)(B), and 78dd-l]; and
     (e) Defendant Biggers from violating Section 13(b)(5) [15 U.S.C. § 78m(b)(5)] of the Exchange Act and Rule 13b2-l thereunder [17 C.F.R. § 240.13b2-l] and from aiding and abetting violations of Sections 13(b)(2)(A) and 30A of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A) and 78dd-l].
     (2) order Defendants Steph, Jansen, and Galvez to pay civil penalties pursuant to Sections 21(d)(3) and 32(c) of the Exchange Act [15 U.S.C. §§ 78u(d)(3) and 78ff(c)];
     (3) order Defendant Willbros Group, Inc. to pay disgorgement and prejudgment interest; and
     (3) grant the Commission such other and further relief as is just and appropriate.
SEC v. Willbros Group, Inc., et al.
COMPLAINT
Page-22

DATED: May 14, 2008
Respectfully submitted,

/s/ Harold R. Loftin, Jr. Harold R. Loftin, Jr.
Southern District Bar No. 16867
Texas Bar No. 12487090 (Attorney-in-Charge)
David B. Reece
Southern District Bar No. 896560
Texas Bar No. 242002810
(Attorney-in-Charge)
SECURITIES AND EXCHANGE COMMISSION
Fort Worth District Office
Burnett Plaza, Suite 1900
801 Cherry Street, Unit #18
Fort Worth, Texas 76102-6882
Attorneys for Plaintiff
SEC v. Willbros Group, Inc., et al.
COMPLAINT
Page-23

CIVIL COVER SHEET

I.(a) PLAINTIFF

SECURITIES AND EXCHANGE COMMISSION

ATTORNEYS (IF KNOWN)

- ☒ 1 U.S. Government Plaintiff
- ☐ 2 U.S. Government Defendant
- ☐ 3 Federal Question (U.S. Government Not a Party)
- ☐ 4 Diversity (Indicate Citizenship of Parties in Item III)

III. CITIZENSHIP OF PRINCIPAL PARTIES (PLACE AN "X" IN ONE BOX FOR PLAINTIFF AND ONE BOX FOR DEFENDANT)
(For Diversity Cases Only)

	PTF	PTF		PTF	PTF
Citizen of This State	☐ 1	☐ 1	Incorporated or Principal Place of Business In This State	☐ 4	☐ 4
Citizen of Another State	☐ 2	☐ 2	Incorporated and Principal Place of Business in Another State	☐ 5	☐ 5
Citizen or Subject of a Foreign Country	☐ 3	☐ 3	Foreign Nation	☐ 6	☐ 6

CONTRACT
- ☐ 110 Insurance
- ☐ 120 Marine
- ☐ 130 Miller Act
- ☐ 140 Negotiable Instrument
- ☐ 150 Recovery of Overpayment & Enforcement of Judgment
- ☐ 151 Medicare Act
- ☐ 152 Recovery of Defaulted Student Loans (Excl. Veterans)
- ☐ 153 Recovery OF Overpayment of Veteran's Benefits
- ☐ 160 Stockholders' Suits
- ☐ 190 Other Contract
- ☐ 195 Contract Product Liability

TORTS

PERSONAL INJURY
- ☐ 310 Airplane
- ☐ 315 Airplane Product Liability
- ☐ 320 Assault, Libel & Slander
- ☐ 330 Federal Employers' Liability
- ☐ 340 Marine
- ☐ 345 Marine Product Liability
- ☐ 350 Motor Vehicle
- ☐ 355 Motor Vehicle Product Liability
- ☐ 360 Other Personal Injury

PERSONAL INJURY
- ☐ 362 Personal Injury - Med. Malpractice
- ☐ 365 Personal Injury - Product Liability
- ☐ 368 Asbestos Personal Injury Product Liability

PERSONAL PROPERTY
- ☐ 370 Other Fraud
- ☐ 371 Truth in Lending
- ☐ 380 Other Personal Property Damage
- ☐ 385 Property Damage Product Liability

FORFEITURE/PENALTY
- ☐ 610 Agriculture
- ☐ 620 Other Food & Drug
- ☐ 625 Drug Related Seizure of Property 21 USC 881
- ☐ 630 Liquor Laws
- ☐ 640 R.R. & Truck
- ☐ 650 Airline Regs.
- ☐ 660 Occupational Safety/Health
- ☐ 690 Other

LABOR
- ☐ 710 Fair Labor Standards Act
- ☐ 720 Labor/Mgmt. Relations
- ☐ 730 Labor/Mgmt. Reporting & Disclosure Act
- ☐ 740 Railway Labor Act
- ☐ 790 Other Labor Litigation
- ☐ 791 Empl. Ret. Inc. Security Act

BANKRUPTCY
- ☐ 422 Appeal 28 USC 156
- ☐ 423 Withdrawal 28 USC 157

PROPERTY RIGHTS
- ☐ 820 Copy rights
- ☐ 830 Patent
- ☐ 840 Trademark

SOCIAL SECURITY
- ☐ 861 HIA (1395FF)
- ☐ 862 Black Lung (923)
- ☐ 863 DIWC/DIWW (405(g))
- ☐ 864 SSID Title XVI
- ☐ 865 RSI (405(g))

FEDERAL TAX SUITS
- ☐ 870 Taxes (U.S. Plaintiff or Defendant)
- ☐ 871 IRS - Third Party 26 USC 7609

OTHER STATUTES
- ☐ 400 State Reapportionment
- ☐ 410 Antitrust
- ☐ 430 Banks and Banking
- ☐ 450 Commerce/ICC Rates/etc.
- ☐ 460 Deportation
- ☐ 470 Racketeer Influenced and Corrupt Organizations
- ☐ 810 Selective Service
- ☒ 850 Securities Commodities/ Exchange
- ☐ 875 Customer Challenge 12 USC 3410
- ☐ 891 Agricultural Acts
- ☐ 892 Economic Stabilization Act
- ☐ 893 Environmental Matters
- ☐ 894 Energy Allocation Act
- ☐ 895 Freedom of Information Act
- ☐ 900 Appeal of Fee Determination Under Equal Access to Justice
- ☐ 950 Constitutionality of State Statutes
- ☐ 890 Other Statutory Actions

REAL PROPERTY
- ☐ 210 Land Condemnation
- ☐ 220 Foreclosure
- ☐ 230 Rent Lease & Ejectment
- ☐ 240 Torts to Land
- ☐ 245 Tort Product Liability
- ☐ 290 All Other Real Property

CIVIL RIGHTS
- ☐ 441 Voting
- ☐ 442 Employment
- ☐ 443 Housing/ Accommodations
- ☐ 444 Welfare
- ☐ 440 Other Civil Rights

PRISONER PETITIONS
- ☐ 510 Motions to Vacate Sentence

Habeas Corpus:
- ☐ 530 General
- ☐ 535 Death Penalty
- ☐ 540 Mandamus & Other
- ☐ 550 Civil Rights

V. ORIGIN (*PLACE AN "X" IN ONE BOX ONLY*)

- ☒ 1 Original Proceeding
- ☐ 2 Removed from State Court
- ☐ 3 Remanded from Appellate Court
- ☐ 4 Reinstated or Reopened
- ☐ 5 Transferred from another district (Specify)
- ☐ 6 Multidistrict Litigation
- ☐ 7 Appeal to District Judge from Magistrate Judge

DATE
05/14/2008

SIGNATURE OF ATTORNEY OF RECORD
Harold [illegible] / PA R [illegible] permission

JS 44(Rev. 3/99)
The JS-44 civil cover sheet and the information contained herein neither replace nor supplement the filing and service of pleadings or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. (SEE INSTRUCTIONS ON THE REVERSE OF THE FORM.) l.(a) PLAINTIFF
SECURITIES AND EXCHANGE COMMISSION
(b) COUNTY OF RESIDENCE OF FIRST LISTED PLAINTIFF, (EXCEPT IN U.S. PLAINTIFF CASES)
CIVIL COVER SHEET
WILLBROS GROUP, INC., JASON STEPH, GERALD JANSEN, LLOYD BIGGERS, CAROLS GALVEZ
County of Residence of First Listed Defendant: Harris
(IN U.S. PLAINTIFF CASES ONLY)
NOTE: IN LAND CONDEMNATION CASES, USE THE LOCATION OF THE TRACT OF LAND INVOLVED.
(C) ATTORNEY (FIRM NAME, ADDRESS, AND TELEPHONE NUMBER)
David B. Reece, Esq. (817/978-6476)
Securities & Exchange Commission
Burnett Plaza, Suite 1900
801 Cherry Street, Unit #18
Fort Worth. TX 76102-6882
II. BASIS OF JURISDICTION (place an “X” in one box only)
ATTORNEYS (IF KNOWN)
II. CITIZENSHIP OF PRINCIPAL PARTIES (For Diversity Cases Only)
RTF RTF
(PLACE AN -X- IN ONE BOX FOR PLAINTIFF AND ONE BOX FOR DEFENDANT)
RTF RTF
H 1 U.S. Government Plaintiff
D 2 U.S. Government Defendant
D 3 Federal Question
(U.S. Government Not a Party)
D 4 Diversity
(Indicate Citizenship of Parties in Item III)
Citizen of This State D 1 D 1 Citizen of Another State D 2 D 2
Q3 D3
Citizen or Subject of a Foreign Country
Incorporated or Principal Place D 4 Q 4 of Business In This State
Incorporated and Principal Place D 5 D 5 of Business in Another State
D6 D6
Foreign Nation
IV. NATURE OF SUIT (PLACE AN “X” IN ONE BOX ONLY)
| | | | | CONTRACT TORTS } FORFEITURE/PENALTY BANKRUPTCY OTHER STATUTES —— —— —— —— —
| | | | | D 400 State Reapprotionment D 410 Antitrust D 430 Banks and Banking D 450 Commerce/ICC Rates/etc. D 460 Deportation D 470 Racketeer Influenced and Corrupt Organizations D 810 Selective Service E3 850 Securities n 110 Insurance D 120 Commodities/ Marine D 130 Miller Exchange D 875 Act D 140 Negotiable Customer Challenge Instrument D 1 50 12 USC 3410 D 891 Recovery of PERSONAL INJURY PERSONAL INJURY Agricultural Acts D Overpayment & D 310 Airplane O 362 Personal 892 Economic Enforcement of Injury -D 315 Airplane Product Med. Stabilization Act Judgment D 151 Malpractice Liability d 365 D 893 Environmental Medicare Act Personal Injury -D 320 Assault, Libel & Matters D 894 D 152 Recovery of Product Liability Slander D 330 Federal Energy Allocation Defaulted Student D 368 Asbestos Personal Employers’ Act D 895 Freedom Loans (Excl. Veterans) Liability Injury Product of Information Act D 153 Recovery OF Liability D 340 Marine C] 610 Agriculture D 620 Other D 900 Appeal of Fee Overpayment of PERSONAL PROPERTY D 345 Marine Product D Food & Drug D 625 Drug Related Determination Under Veteran’s Benefits D 370 Other Fraud Liability D Seizure of Property 21 USC 881 D Equal Access to 160 Stockholders’ 371 Truth in Lending D 350 Motor Vehicle 630 Liquor Laws Justice D 950 Suits D 190 Other D 380 Other Personal Property Damage D 355 Motor D 640 R.R.& Truck Constitutionality Contract D 195 Vehicle D 385 Property Damage Product D 650 Airline Regs. D 660 of State Statutes D Contract Product Liability Product Liability D 360 Other Occupational Safety/Health D 690 D 422 Appeal 28 USC 156 890 O ther Statutory Liability Personal Injury Other D 423 Withdrawal 28 USC 157 Actions — PROPERTY RIGHTS — D 820 Copy rights P 830 Patient D 840 Trademark — LABOR SOCIAL SECURITY —— — D 710 Fair Labor Standards Act D D861 HIA(1395FF) D 862 720 Labor/Mgmt. Relations Black Lung (923) D 863 D 730 Labor/Mgmt. Reporting & DIWC/DIWW (405(g)) Disclosure Act D 740 Railway D 864 SSID Title XVI D 865 Labor Act RSI (405(g)) D 790 Other Labor Litigation D 791 Empl. Ret. Inc. Security Act
REAL PROPERTY CIVIL RIGHTS PRISONER PETITIONS —— —— —
D 210 Land Condemnation D 441 Voting D 510 Motions to Vacate FEDERAL TAX SUITS D 220 Foreclosure D D 442 Employment P 443 Sentence Habeas Corpus: 230 Rent Lease & Housing/ Accommodations D 530 General D 535 Ejectment D 240 Torts D 444 Welfare D 440 Death Penalty D 540 to Land D 245 Tort Other Civil Rights Mandamus & Other D 550 Product Liability D Civil Rights 290 All Other Real Property —
D 870 Taxes (U.S. Plaintiff or Defendant) D871 IRS — Third Party 26 USC 7609 —
V. ORIGIN
(PLACE AN “X” IN ONE BOX ONLY)
1 Original Proceeding
D 2 Removed from State Court
O 3 Remanded from Appellate Court
D 4 Reinstated or Reopened
D 5 Transferred from another district (Specify)
D 6 Multidistrict Litigation
D 7 Appeal to District
Judge from Magistrate
Judge
CAUSE OF ACTION (cite the u.s. civil statute under which you are filing and write brief statement of cause. do not cite jurisdictional statutes unless diversity.) Section 17(a) of the Securities Act of 1933 (“Securities Act”) [15 U.S.C. §77q(a)] and Sections 10(b), 13(a), 13(b)(2XA), 13(b)(2)(B), 13(b)(5), and 30A of the Securities Exchange Act of 1934 (“Exchange Act”) [15 U.S.C. §§ 78j(b), 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), 78m(b)(5), and 78dd-1], and Rules 10b-5, 12b-20, 13a-1, 13a-13, 13b2-1 thereunder [17 C.F.R. § 240.10b-5, 240.12b-20, 240.13a-1, 240. 13a-13, 240.13b2-1].
VII. REQUESTED IN COMPLAINT:
CHECK IF THIS IS A CLASS ACTION D UNDER F.R.C.P. 23
DEMAND $
CHECK YES only if demanded in complaint: JURY DEMAND P YES H NO
VIM. RELATED CASE(S) (See Instructions): Judge Ewing Werlein, Jr. Docket No. H-06-2919 IF ANY
DATE
05/14/2008
SIGNATURE OF ATTORNEY OF RECORD
FOR OFFICE USE ONLY Receipt #
AMOUNT
APPLYING IFP
JUDGE
MAG.JUDGE

INSTRUCTIONS FOR ATTORNEYS COMPLETING CIVIL COVER SHEET FORM JS-44
Authority For Civil Cover Sheet
     The JS-44 civil cover sheet and the information contained herein neither replaces nor supplements the filings and service of pleading or other papers as required by law, except as provided by local rules of court. This form, approved by the Judicial Conference of the United States in September 1974, is required for the use of the Clerk of Court for the purpose of initiating the civil docket sheet. Consequently a civil cover sheet is submitted to the Clerk of Court for each civil complaint filed. The attorney filing a case should complete the form as follows:
I. (a) Plaintiffs — Defendants. Enter names (last, first, middle initial) of plaintiff and defendant. If the plaintiff or defendant is a government agency, use only the full name or standard abbreviations. If the plaintiff or defendant is an official within a government agency, identify first the agency and then the official, giving both name and title.
(b) County of Residence. For each case filed, except U.S. plaintiff cases, enter the name of the county where the first listed plaintiff resides at the time of filing. In U.S. plaintiff cases, enter the name of the county in which the first listed defendant resides at the time of filing. (NOTE: In land condemnation cases, the county of residence of the “defendant” is the location of the tract of land involved.)
(c) Attorneys. Enter the firm name, address, telephone number, and attorney of record. If there are several attorneys, list them on an attachment, noting in this section “(see attachment)”.
II. Jurisdiction. The basis of jurisdiction is set forth under Rule 8(a), F.R.C.P., which requires that jurisdictions be shown in pleadings. Place an “X” in one of the boxes. If there is more than one basis of jurisdiction, precedence is given in the order shown below.
United States plaintiff. (1) Jurisdiction based on 28 U.S.C. 1345 and 1348. Suites by agencies and officers of the United States are included here.
United States defendant. (2) When the plaintiff is suing the United States, its officers or agencies, place an “X” in this box.
Federal question. (3) This refers to suits under 28 U.S.C. 1331, where jurisdiction arises under the Constitution of the United States, an amendment to the Constitution, an act of Congress or a treaty of the United States. In cases where the U.S. is a party, the U.S. plaintiff or defendant code takes precedence, and box 1 or 2 should be marked.
Diversity of citizenship. (4) This refers to suits under 28 U.S.C. 1332, where parties are citizens of different states. When Box 4 is checked, the citizenship of the different parties must be checked. (See Section III below; federal question actions take precedence over diversity cases.)
III. Residence (citizenship) of Principal Parties. This section of the JS-44 is to be completed if diversity of citizenship was indicated above. Mark this section for each principal party.
IV. Nature of Suit. Place an “X” in the appropriate box. If the nature of suit cannot be determined, be sure the cause of action, in Section IV above, is sufficient to enable the deputy clerk or the statistical clerks in the Administrative Office to determine the nature of suit. If the cause fits more than one nature of suit, select the most definitive
V. Origin. Place an “X” in one of the seven boxes.
Original Proceedings. (1) Cases which originate in the United States district courts.
Removed from State Court. (2) Proceedings initiated in state courts may be removed to the district courts under Title 28 U.S.C., Section 1441. When the petition for removal is granted, check this box.
Remanded from Appellate Court. (3) Check this box for cases remanded to the district court for further action. Use the date of remand as the filing date.
Reinstated or Reopened. (4) Check this box for cases reinstated or reopened in the district court. Use the reopening date as the filing date.
Transferred from Another District. (5) For cases transferred under Title 28 U.S.C. Section 1404(a). Do not use this for within district transfers or multidistrict litigation transfers.
Multidistrict Litigation. (6) Check this box when a multidistrict case is transferred into the district under authority of Title 28 U.S.C. Section 1407. When this box is checked, do not check (5) above.
Appeal to District Judge from Magistrate Judgment. (7) Check this box for an appeal from a magistrate judge’s decision.
VI. Cause of Action. Report the civil statute directly related to the cause of action and give a brief description of the cause.
VII. Requested in Complaint. Class Action. Place an “X” in this box if you are filing a class action under Rule 23, F.R.Cv.P.
Demand. In this space enter the dollar amount (in thousands of dollars) being demanded or indicate other demand such as a preliminary injunction.
Jury Demand. Check the appropriate box to indicate whether or not a jury is being demanded.
VIII. Related Cases. This section of the JS-44 is used to reference related pending cases if any. If there are related pending cases, insert the docket numbers and the corresponding judge names for such cases.
Date and Attorney Signature. Date and sign the civil cover sheet.